UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 1, 2008


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                 001-33002                    02-08087887
(State or other jurisdiction      (Commission                 (I.R.S. employer
      of incorporation)           file number)               identification no.)


                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 504-1100


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On May 1, 2008, the Company issued a press release announcing that it has settled litigation over iris recognition licensing and intellectual property rights with LG Electronics, Inc. and its wholly owned subsidiary LG Electronics USA., Inc (LG Electronics, Inc. and LG Electronics USA, Inc., individually and together, "LGE"). Concurrently with the settlement, LGE entered into an agreement to license the proprietary 2pi iris recognition software of the Company's wholly owned subsidiary Iridian Technologies, Inc. ("Iridian") and to receive certain continuing consultation services from Iridian and the Company. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                               Description
-----------                               -----------

Exhibit 99.1 Press release dated May 1, 2008, titled "L-1 Identity Solutions and LG Electronics Resolve Iris Recognition Licensing and Intellectual Property Dispute"


















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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 1, 2008

                                         L-1 IDENTITY SOLUTIONS, INC.

                                         By: /s/ Mark S. Molina
                                             ----------------------------------
                                             Mark S. Molina
                                             Executive Vice President,
                                             Chief Legal Officer and Secretary


























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
                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------

Exhibit 99.1 Press release dated May 1, 2008, titled "L-1 Identity Solutions and LG Electronics Resolve Iris Recognition Licensing and Intellectual Property Dispute"



































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